                                                                    Exhibit 10.5

                       WAIVER AND FORBEARANCE EXTENSION

September 7, 2001

Aviation Sales Company
and Subsidiaries
3601 Flamingo Road
Miramar, Florida 33027
Attn: Chief Financial Officer

          Re: Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as amended (the "Credit Agreement") and letter dated August 16, 2001 (the "Sub Debt Forbearance Letter")

Gentlemen:

          Reference is made to the Sub Debt Forbearance Letter and the Credit Agreement and all capitalized terms used herein which are defined in the Credit Agreement shall have the meanings herein as therein assigned.

          Pursuant to the terms of the Credit Agreement, an Event of Default has occurred pursuant to Section 12.01(e)(i) as a result of the Parent's failure to make the scheduled interest payment due with respect to the Senior Subordinated Notes on the due date therefor, August 15, 2001, and pursuant to Section 12.01(e)(ii) with respect to the resultant cross-default occurring under the TROL Documents arising due to such failure to make such scheduled interest payment.

          The Parent and Borrowers requested that the Lenders and Citicorp USA, Inc., as holder of the Supplemental Term Loan Note (the "Term Note Holder"), waive or forbear from exercising their rights and remedies with respect to the aforesaid Events of Default and the Lenders signatory to the Sub Debt Forbearance Letter agreed to such forbearance on the terms and conditions set forth therein.

          The Parent and Borrower have further requested that the Term Note Holder and Lenders (a) waive the rights and remedies of the Lenders and Term Note Holder arising due to (i) the failure of the Borrower to deliver (A) the quarterly Financial Statements for the period ended June 30, 2001 as and when required by Section 8.01(b) of the Credit Agreement and, (B) the Officer's
            ---------------
Certificate for the period ended June 30, 2001 as and when required by Section 8.01(d)(i) of the Credit Agreement and (ii) the failure of the Parent to comply with the requirements of Section 11.01 of the Credit Agreement for the period
                         -------------
ended June 30, 2001, and (b) extend the "Forbearance Period" (as defined in the Sub Debt Forbearance Letter) until December 31, 2001.

          Subject to the satisfaction of the conditions set forth below, the Term Note Holder, the Lenders signatory hereto constituting at least the Requisite Lenders, and the Issuing Bank hereby:

          (A) waive the rights and remedies of the Term Note Holder and Lenders arising due to the Events of Default identified in clauses (a)(i) and (ii) above; and

          (B) agree that none of the Term Note Holder, Lenders or Issuing Bank will, during the period commencing on the date hereof and ending on December 31, 2001 (the "Extended Forbearance Period"), exercise any rights and remedies available to them under the Supplemental Term Loan Note, the Credit Agreement or other Loan Documents arising due to the occurrence of the two Events of Default identified in Sections 12.01(e)(i) and (ii) of the Credit Agreement identified above; provided, however, that (i) in the event the interest payment due on
       --------  -------
August 15, 2001 with respect to the Senior Subordinated Notes is to be made on the date hereof or any date thereafter, the provisions of Section 12.01(q) of the Credit Agreement shall be effective with respect to such payment and the terms of this letter shall not be deemed to have waived any requirement thereunder with respect to any such payment and (ii) the right of the Lenders and/or Term Note Holder to issue a "Payment Blockage Notice" under the terms of the Indenture pursuant to which the Senior Subordinated Notes have been issued, whether as a result of the occurrence of the above-referenced Events of Default or otherwise, shall not be affected by this letter.

          The aforesaid waivers and agreement are expressly conditioned upon satisfaction of the following conditions:

          (1) obligees under the TROL Documents shall have waived their rights and remedies under the TROL Documents with respect to defaults comparable to those identified in (A) above occurring under the TROL Documents and have either agreed not to exercise their rights and remedies under the TROL Documents during the Extended Forbearance Period with respect to defaults comparable to those identified in (B) above occurring under the TROL Documents or waived the same on terms satisfactory to the Agent;

          (2) no other consents, approvals or waivers with respect to the agreements entered into in connection with the above-described Events of Default, which have not been obtained, shall be required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations;

          (3) the Term Note Holder, the Lenders constituting at least the Requisite Lenders, the Issuing Bank, the Borrowers and Guarantors shall have executed and delivered this letter to the Agent;

          (4) the Borrowers shall have reimbursed the Agent for the expenses identified on Exhibit A attached hereto and made a part hereof;

          (5) the Borrowers and Guarantors shall have executed and delivered to the Agent, for the benefit of the Term Note Holder, the Lenders, Issuing Bank and other Holders, a release agreement in the form attached hereto as Exhibit B; and

          (6) with respect to the waiver of rights and remedies arising due to the Events of Default identified in clause (a)(i) above, the Parent and Borrower shall have delivered the Financial Statements and Officer's Certificate identified in clause (a)(i) to the Agent and Lenders by no later than September 14, 2001.

          The aforesaid forbearance described in (B) above is expressly subject to the conditions set forth on Exhibit C attached hereto and made a part hereof.

          Except as expressly set forth above, (a) the execution and delivery of this letter shall in no way affect any right, power or remedy of (i) the Agent, Lenders or Issuing Banks with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents or (ii) the Term Note Holder, with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Supplemental Term Loan Note, and (b) the Credit Agreement, the other Loan Documents, the Supplemental Term Loan Note, and, in each instance, all other documents, instructions, and agreements executed and/or delivered pursuant thereto and in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document. Delivery of an executed counterpart of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Remainder of Page Intentionally Left Blank

          IN WITNESS WHEREOF, this letter has been duly executed and delivered as of the day and year first written above.

CITICORP USA, INC.                           HELLER FINANCIAL, INC.

By /s/                                       By /s/
  -----------------------------                -----------------------------
  Name:                                        Name:
  Title:                                       Title:

NATIONAL CITY COMMERCIAL                     SALOMON BROTHERS HOLDING
FINANCE, INC.                                COMPANY INC.


By /s/                                       By /s/
  -----------------------------                -----------------------------
  Name:                                        Name:
  Title:                                       Title:

FIRST UNION COMMERCIAL                       BANK OF AMERICA, N.A.
CORPORATION

By /s/                                       By_____________________________
  -----------------------------
  Name:                                        Name:
  Title:                                       Title:

FIRSTAR BANK, N.A.                           ARK CLO 2000-I, LIMITED
                                             By:  Patriarch Partners, LLC, as
                                                  Collateral Manager


By /s/                                       By /s/
  -----------------------------                -----------------------------
  Name:                                        Name:
  Title:                                       Title:

THE INTERNATIONAL BANK OF                    TCS EUROPEAN INVESTMENTS INC.
MIAMI, N.A.

By /s/                                       By /s/
   ----------------------------                 ----------------------------
  Name:                                        Name
  Title:                                       Title:


AMSOUTH BANK                                 CITIZENS BUSINESS CREDIT
                                             COMPANY

By /s/                                       By /s/
   ----------------------------                 ----------------------------
  Name:                                        Name:
  Title:                                       Title:


PNC BANK, NATIONAL ASSOCIATION               CITIBANK, N.A., as Issuing Bank

By ____________________________              By /s/
                                                ----------------------------
  Name:                                        Name:
  Title:                                       Title:

GOLDEN TREE HIGH YIELD PARTNERS              TRAVELERS EUROPEAN INVESTORS
L.P.                                         LLC

By/s/                                        By /s/
   ----------------------------                 ----------------------------
  Name:                                        Name:
  Title:                                       Title:

CITICORP USA, INC., as                       NOMURA SPECIAL SITUATIONS
holder of the Supplemental Term Loan         INVESTMENT TRUST
                                             By Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Owner Trustee

By /s/                                       By /s/
   ----------------------------                 ----------------------------
Name:                                        Name:
Title:                                       Title:

                                                                Signature Page 2

The terms and conditions of the aforesaid letter are hereby acknowledged and accepted by each of the Borrowers and Guarantors and each Borrower and Guarantor hereby represents and warrants that no consents, approvals or waivers with respect to the agreements entered into in connection with the above-referenced matters, which have not been obtained, are required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations.

AVIATION SALES DISTRIBUTION                  AEROCELL STRUCTURES, INC.
SERVICES COMPANY


By /s/                                       By /s/
   --------------------------                   -----------------------
 Name:                                         Name
 Title:                                        Title:


AVS/M-2, INC.                                WHITEHALL CORPORATION
(formerly Aviation/Kratz-Wilde Machine
Company)

By /s/                                       By /s/
   --------------------------                   -----------------------
 Name:                                         Name
 Title:                                        Title:


TRIAD INTERNATIONAL MAINTENANCE              AVS/M-3, INC.
CORPORATION                                  (formerly Apex Manufacturing, Inc.)

By /s/                                       By /s/
   --------------------------                   -----------------------
 Name:                                         Name
 Title:                                        Title:


AIRCRAFT INTERIOR DESIGN, INC.               AVS/CAI, INC.
                                             (formerly Caribe Aviation, Inc.)


By /s/                                       By /s/
   --------------------------                   -----------------------
 Name:                                         Name
 Title:                                        Title:

                                                                Signature Page 3

AVIATION SALES COMPANY                    AVIATION SALES LEASING COMPANY


By /s/                                    By /s/
  --------------------------                -------------------------
 Name:                                     Name
 Title:                                    Title:


TIMCO ENGINE CENTER, INC.                 AVS/M-1, INC.
                                          (formerly Aviation Sales Manufacturing
                                          Company)


By /s/                                    By /s/
  --------------------------                -------------------------
 Name:                                     Name
 Title:                                    Title:


AERO HUSHKIT CORPORATION                  AVIATION SALES PROPERTY
                                          MANAGEMENT CORP.


By /s/                                    By /s/
  --------------------------                -------------------------
 Name:                                     Name
 Title:                                    Title:


AVIATION SALES FINANCE COMPANY            HYDROSCIENCE, INC.


By /s/                                    By /s/
  --------------------------                -------------------------
 Name:                                     Name
 Title:                                    Title:


TIMCO ENGINEERED SYSTEMS, INC.            AVIATION SALES SPS I, INC.


By /s/                                    By /s/
  --------------------------                -------------------------
 Name:                                     Name
 Title:                                    Title:

                                                                Signature Page 4

AVIATION SALES MAINTENANCE, REPAIR
& OVERHAUL COMPANY


By /s/
  --------------------------
 Name:
 Title:


cc: Sidley Austin Brown & Wood
    Akerman, Senterfitt & Eidson, P.A.


                                                                Signature Page 5